Municipal Advantage Fund
Annual period ending 103102
File No 8117532

Exhibit 77Q3
(a)
(i) The registrants disclosure
controls and
procedures have been evaluated as of
a date
(ii) within 90 days of the filing
date of
(iii) the report and are deemed to
 be reasonably designed
(iv) to achieve the purposes described
 in rule
(v) 30a2c under the Investment
Company Act.

(iv) There have been no significant
 changes in
the registrants internal controls or in other

(vi) factors that could significantly
affect
(vii) these controls subsequent to
the date of
(viii) their evaluation.

(vi) CERTIFICATIONS

I, Brian S. Shlissel, certify that

1. I have reviewed this report on Form
NSAR of Municipal Advantage Fund

2. Based on my knowledge, this report
does not contain any untrue

3. statement of a material fact or omit to state a material fact necessary to make the

4. statements made, in light
 of the circumstances
under which such statements were made
5. not misleading with respect to the
 period covered by this report and

6. Based on my knowledge, the
financial information
 included in this report, and the financial

7. statements on which the financial
 information is
based, fairly present in all material
 respects

8. the financial condition,
results of operations,
changes in net assets, and cash
flows if the

9. financial statements are
required to include
statement of cash flows of the
registrant as of,

10. and for, the periods presented
 in this report
11. The registrants other certifying
officers and
 I are responsible for establishing and

12. maintaining disclosure controls and
procedures as defined in rule 30a-2c
 under the Investment

13. Company Act for the registrant
and have
a) Designed such disclosure controls and procedures to ensure that material
b) information relating to the
registrant,
including its consolidated
subsidiaries,
c) is made known to us by others
within those
 entities, particularly during the
period in
d) which this report is being prepared

e) Evaluated the effectiveness of the
registrants disclosure controls and
procedures as of a

f) date within 90 days prior to the filing date of this report the Evaluation
Date and

g) Presented in this report our
 conclusions
about the effectiveness of the
disclosure controls and

h) procedures based on our evaluation as of the Evaluation Date5. The registrants other
certifying officers and I have disclosed,
 based on our
6. most recent evaluation,
7.  to the registrants auditors
and the audit
committee of the registrants board
8. of directors or persons performing the equivalent functions

a) All significant deficiencies
b) in the design
or operation of internal controls
which
c) could adversely affect the
d) registrants ability
to record, process, summarize, and
c) report financial data and have
identified
 for the registrants auditors any
 material
d) weaknesses in internal controls; and

e) Any fraud, whether or not material, that involves management or other

e) employees who have a significant
f) role in the
 registrants internal controls;

g) and

6. The registrants other certifying
 officers and
I have indicated in this report
 whether or
7. not there were significant changes
in internal
controls or in other factors that could
8. significantly affect internal
controls
subsequent to the date of our most recent
 evaluation,
9. including any corrective actions with regard
to significant deficiencies and material weaknesses.

Date:  December 24, 2002

/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief
Executive Officer



Municipal Advantage Fund
Annual period ending 103102
File No. 8117532


Exhibit 77Q3
(a)
(vii) The registrants disclosure controls and procedures have been evaluated as of a date within
(ix) 90 days of the filing date of the
 report
(x) and are deemed to be reasonably
designed to
(xi) achieve the purposes described in
rule 30a-2c
(xii) under the Investment Company Act.

(x) There have been no significant
changes in
the registrants internal controls or
in other factors

(xiii) that could significantly affect these
(xiv) controls subsequent to the date of
(xv)  their evaluation.

(xii) CERTIFICATIONS

I, Lawrence G. Altadonna, certify that
14. I have reviewed this report on
 Form NSAR
of Municipal Advantage Fund

15. Based on my knowledge, this
 report does
 not contain any untrue statement
 of a material fact

16. or omit to state a material fact
 necessary
 to make the statements made, in
 light of the

17. circumstances under which such
statements
were made, not misleading with respect
 to the

18. period covered by this report and

19. Based on my knowledge, the financial information included in this report, and

20. the financial statements on which
the
financial information is based,
fairly present

21. in all material respects the
 financial
condition, results of operations,
changes in net assets,

22. and cash flows if the
financial statements
 are required to include statement of
cash flows of the

23. registrant as of, and for, the
periods presented in this report

24. The registrants other certifying
officers and I are responsible for establishing

25. and maintaining disclosure controls
and procedures as defined in rule
30a2c under the

26. Investment Company Act for
the registrant and have
a) Designed such disclosure controls and procedures to ensure that material
b) information relating to the registrant, including its consolidated subsidiaries,
c) is made known to us by others within those entities, particularly during the period
d) in which this report is being prepared
e)
 Evaluated the effectiveness of
the registrants
 disclosure controls and procedures as

f) of a date within 90 days prior to the
g) filing date of this report the
 Evaluation Date and

g) Presented in this report our
h)  conclusions

i) about the effectiveness of the

j) disclosure controls

h) and procedures based on our evaluation as of the Evaluation Date

5. The registrants other certifying officers and I have disclosed, based on our most recent
6. evaluation, to the registrants
auditors and
the audit committee of the registrants
7. board of directors or persons
performing
the equivalent functions
h) All significant deficiencies in
the design
 or operation of internal controls which
i) could adversely affect the registrants ability to record, process, summarize,
 and
k) report financial data and have
l) identified
for the registrants auditors any material
k) weaknesses in internal controls; and

m) Any fraud, whether or not
n) material,
that involves management or other

m) employees who have a significant
role
 in the registrants internal controls and

10. The registrants other certifying
 officers
and I have indicated in this report
11. whether or not there were significant changes in internal controls or in other
12. factors that could significantly affect internal controls subsequent to the date of our
13. most recent evaluation, including any corrective actions with regard to
14. significant deficiencies and
 material weaknesses.

Date:  December 24, 2002

/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer